SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                   FORM 8 - K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported) June 2, 1999
                                                      ---------------------


                         STERLING FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Washington                   0-20800                  91-1572822
     -------------------      ------------------------       --------------
       (State or Other        (Commission File Number)       (IRS Employer
       Jurisdiction of                                       Identification
       Incorporation)                                            Number)



                111 North Wall Street, Spokane, Washington 99201
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



     Registrant's Telephone Number, Including Area Code   (509) 458-3711
                                                          --------------

                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     INFORMATION TO BE INCLUDED IN THE REPORT

     Item 5. Other Events
     --------------------

     On June 2, 1999, Sterling Financial Corporation issued a press release announcing the completion of the sale of $30.0 million of Floating Rate Notes due 2006. A copy of the press release dated June 2, 1999 is attached hereto as Exhibit 99.1 and incorporated herein by reference.


     Item 7.  Financial Statement, Proforma Financial Information and
              Exhibits
     ----------------------------------------------------------------
     (c)  Exhibits

     Exhibit
     Number   Exhibit
     -------  -------------------------------------------------------------
     99.1     Press Release, dated June 2, 1999 for Sterling Financial
              Corporation.

     STERLING FINANCIAL CORPORATION

     FORM 8 - K



     S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STERLING FINANCIAL CORPORATION
                                   (Registrant)

     June 2, 1999                  /s/ Daniel G. Byrne
     ------------------------      ----------------------------------------
     Date                          Daniel G. Byrne
                                   Sr. Vice President, Finance and
                                     Assistant Secretary